SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	April 27, 2004

NRG Energy, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-15891	41-1724239

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

901 Marquette Avenue, Suite 2300, Minneapolis, Minnesota	55402

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(612) 373-5300

Not applicable
(Former name or former address, if changed since last report)

Item 4. Changes in Registrant’s Certifying Accountants.

     On April 27, 2004, the Audit Committee of the Board of Directors of NRG Energy, Inc., a Delaware corporation (the “Company”), was notified by PricewaterhouseCoopers LLP (“PwC”), the Company’s independent auditor, that PwC would decline to stand for re-election as the Company’s independent auditor for the year ended December 31, 2004, although PwC has agreed to complete its review of the Company’s Form 10-Q for the quarter ended March 31, 2004. The Company is in the process of engaging new independent public accountants.

     The reports of PwC on the Company’s financial statements for the two most recent fiscal years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the report of PwC on the Company’s financial statements as of and for the year ended December 31, 2002 included an explanatory paragraph which expressed substantial doubt concerning the Company’s ability to continue as a going concern. The Company notes that on May 14, 2003 it commenced a voluntary petition under chapter 11 of the bankruptcy code and that the Company’s plan of reorganization became effective on December 5, 2003.

     The Audit Committee of the Board of Directors of the Company did not participate in the termination of the client-auditor relationship with PwC.

     In connection with the Company’s audits for the two most recent fiscal years and through April 27, 2004, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to PwC’s satisfaction would have caused PwC to make reference thereto in PwC’s report on the financial statements for such years and/or interim periods.

     During the two most recent fiscal years and through April 27, 2004, there have been no “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K. During the fourth quarter of 2002, the Company’s officers determined that there were certain deficiencies or “reportable conditions” in the internal controls relating to its financial reporting caused by the Company’s then pending financial restructuring and business realignment. For a further discussion of this matter please refer to Item 9A — Controls and Procedures, contained in the Company’s Form 10-K filed with the Securities and Exchange Commission on March 16, 2004.

     The Company has requested that PwC furnish the Company with a letter, addressed to the Securities and Exchange Commission, stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

Item 7. Exhibits.

(c) Exhibit:

16.1	Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated April 30, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2004

NRG ENERGY, INC.
By:	/s/ Timothy W.J. O'Brien
Timothy W.J. O'Brien
Vice President and General Counsel

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EXHIBIT INDEX

Form 8-K
April [   ], 2004

Filed
Exhibit No.	Description	Herewith	By Reference
16.1	Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated April 30, 2004.	X